                                                                      Exhibit 24



                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ C. Steven McMillan
                                        ---------------------------
                                        C. Steven McMillan


Dated:  August 28, 1995
        ----------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Judith A. Sprieser
                                        -----------------------
                                        Judith A. Sprieser


Dated:  October 2, 1995
        ---------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Paul A. Allaire
                                        ---------------------
                                        Paul A. Allaire


Dated:  August 29, 1995
        ---------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Frans H.J.J. Andriessen
                                        -------------------------------
                                        Frans H.J.J. Andriessen


Dated:  August 30, 1995
        ----------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.




                                        /s/ Duane L. Burnham
                                        --------------------------
                                        Duane L. Burnham


Dated:  August 28, 1995
        ----------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Charles W. Coker
                                        ---------------------------
                                        Charles W. Coker


Dated:  August 29, 1995
        ---------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Willie D. Davis
                                        ---------------------
                                        Willie D. Davis


Dated:  August 30, 1995
        ---------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Vernon E. Jordan, Jr.
                                        ---------------------------
                                        Vernon E. Jordan, Jr.


Dated:  August 30, 1995
        ----------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ James L. Ketelsen
                                        ------------------------
                                        James L. Ketelsen


Dated:  August 29, 1995
        ---------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Hans B. van Liemt
                                        ----------------------
                                        Hans B. van Liemt


Dated:  August 30, 1995
        ---------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Joan D. Manley
                                        --------------------
                                        Joan D. Manley


Dated:  August 30, 1995
        ----------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Newton N. Minow
                                        ---------------------
                                        Newton N. Minow


Dated:  August 25, 1995
        ----------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Sir Arvi H. Parbo
                                        ------------------------
                                        Sir Arvi H. Parbo


Dated:  August 31, 1995
        ---------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Rozanne L. Ridgway
                                        --------------------------
                                        Rozanne L. Ridgway


Dated:  August 31, 1995
        ---------------

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 relating to the secondary offering by a certain Selling Securityholder of up to 440,382 shares of Common Stock, par value $1.33-1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Richard L. Thomas
                                        ------------------------
                                        Richard L. Thomas


Dated:  August 29, 1995
        ---------------